UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

Commission File Number: 1-39804

Exact name of registrant as specified in its charter:

Texas Pacific Land Corporation

State or other jurisdiction of incorporation or organization:	IRS Employer Identification No.:
Delaware	75-0279735

Address of principal executive offices:

2699 Howell Street, Suite 800 Dallas, Texas 75204

Registrant’s telephone number, including area code:

214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange NYSE Texas, Inc.

INTRODUCTORY NOTE

As further described in this Current Report on Form 8-K, effective November 17, 2026, Texas Pacific Land Corporation (the “Company”) will complete its redomestication (the “Texas Redomestication”) by conversion from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) pursuant to a plan of conversion (the “Plan of Conversion”). This Current Report on Form 8-K is being filed for the purpose of establishing the Texas Corporation as the successor issuer of the Delaware Corporation upon the Texas Redomestication, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary and applicable, and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Texas Corporation’s common stock, par value $0.01 per share (the “Texas Corporation Common Stock”), will be deemed registered under Section 12(b) of the Exchange Act upon the Texas Redomestication.

Item 3.03	Material Modification to Rights of Security Holders.

At the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of the Company held on November 5, 2026, the stockholders of the Company approved the Texas Redomestication, as described in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the Securities and Exchange Commission on September 25, 2026 (the “Proxy Statement”).

On November 10, 2026, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) a certificate of conversion with the Secretary of State of the State of Texas and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter” and, collectively with the certificates of conversion described in the preceding clauses (i) and (ii), the “Conversion Documents”). Pursuant to the Conversion Documents, the Texas Redomestication will become effective on November 17, 2026, at 10:59 p.m. Central Time (the “Effective Time”).

By operation of the Plan of Conversion and at the Effective Time:

•	the Company will continue in existence as the Texas Corporation;

•	the Company’s internal affairs will cease to be governed by Delaware law and will become governed by Texas law; and

•	the Company will cease to be governed by its existing certificate of incorporation and bylaws, and will instead be governed by the Texas Charter and the bylaws approved by the Company’s Board of Directors (the “Board” and such bylaws, the “Texas Bylaws”).

The Texas Redomestication will not result in any change in the Company’s name, headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication and the cost of corporate franchise taxes).

In addition, at the Effective Time, each outstanding share of common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Common Stock”) will automatically convert into one outstanding share of the Texas Corporation Common Stock. Stockholders will not need to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements. The Texas Corporation Common Stock will continue to be traded on the New York Stock Exchange (“NYSE”) and NYSE Texas under the symbol “TPL” with no interruption in trading.

At the Effective Time, all of the Company’s obligations under the Company’s equity compensation plans will continue as obligations of the Texas Corporation. Each outstanding restricted stock unit or other equity-based award under these plans will be converted into a restricted stock unit or other equity-based award for an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as those in effect immediately before the Texas Redomestication. Each agreement to which the Delaware Corporation is a party will continue to be an agreement of the Texas Corporation on the same terms and conditions, and any references to the Company thereunder will, on and after the Effective Time, mean the Texas Corporation.

Certain rights of the Company’s stockholders will change as a result of the Texas Redomestication. A more detailed description of the Plan of Conversion, the Texas Charter, the Texas Bylaws and the effects of the Texas Redomestication is set forth in the Proxy Statement under “PROPOSAL 4 – APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Texas Charter and the Texas Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 5, 2026, the Company held the 2026 Annual Meeting. A total of 57,542,481 shares of Delaware Corporation Common Stock were present in person or represented by proxy at the 2026 Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Proxy Statement.

Proposal 1: Election of nine (9) members of the Board to serve until the 2027 annual meeting of stockholders.

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Rhys J. Best	42,135,017	1,996,548	294,994	13,115,922
Donald G. Cook	41,473,027	2,342,103	611,429	13,115,922
Peter Doyle	37,985,704	6,256,164	184,691	13,115,922
Barbara J. Duganier	40,718,687	2,312,538	1,395,334	13,115,922
Donna E. Epps	42,413,736	1,687,654	325,169	13,115,922
Tyler Glover	41,524,272	1,602,401	1,299,886	13,115,922
Karl F. Kurz	42,992,834	1,133,762	299,963	13,115,922
Robert Roosa	43,117,249	1,059,961	249,349	13,115,922
Marguerite Woung-Chapman	41,353,139	1,673,214	1,400,206	13,115,922

Proposal 2: Approval, by non-binding advisory vote, of the executive compensation paid to the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,975,634	4,610,667	840,258	13,115,922

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes Cast For	Votes Cast Against	Abstentions
57,029,097	319,032	194,352

Proposal 4: Approval of the Texas Redomestication pursuant to the Plan of Conversion.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
39,302,389	4,684,832	439,338	13,115,922

No other matters were properly presented for consideration or stockholder action at the 2026 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion.
3.1	Certificate of Formation of Texas Pacific Land Corporation.
3.2	Bylaws of Texas Pacific Land Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: November 10, 2026	By:	/s/ Micheal W. Dobbs
	Name:	Micheal W. Dobbs
	Title:	SVP, General Counsel and Secretary